UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange
NYSE Texas
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 22, 2026, AbbVie Inc. (the “Company”) and Apogee Therapeutics, Inc. (“Apogee”) issued a joint press release announcing a definitive agreement pursuant to which the Company will acquire Apogee, on the terms and subject to the conditions set forth therein. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On June 22, 2026, representatives of the Company will present information about the proposed transaction to various investors of the Company. The presentation will include the slides attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Item 7.01, including the exhibits referenced herein and attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall they be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (including the exhibits thereto) contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position made in this Current Report on Form 8-K are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. Statements in this Current Report on Form 8-K that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Apogee by AbbVie and the associated integration plans, anticipated future operating performance and results of Apogee, the expected accretion to Abbvie’s adjusted diluted earnings per share beginning in 2032, the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement governing the proposed acquisition (the “Merger Agreement”), and the potential of zumilokibart (APG777) and other Apogee’s pipeline assets. There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside Apogee’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of Apogee or AbbVie or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory or Apogee stockholder approval in a timely manner or otherwise; the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the possibility of competing acquisition proposals for Apogee; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of Apogee and AbbVie to successfully integrate the businesses and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts Apogee’s or AbbVie’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact Apogee’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Apogee’s and/or AbbVie’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Apogee and AbbVie to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; the risk that zumilokibart (APG777) or APG273 and other Apogee’s pipeline assets may not demonstrate the anticipated success, safety, or efficacy in ongoing or future clinical trials; the risk that positive Phase 2 and Phase 1b interim results for zumilokibart (APG777) may not be predictive of results in later-stage or larger clinical trials; challenges to intellectual property; adverse litigation or government action; competition from other products; difficulties inherent in the research and development process; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Apogee’s or AbbVie’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, Abbvie’s and Apogee’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in Abbvie’s and Apogee’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in Abbvie’s and Apogee’s most recently filed Annual Report on Form 10-K filed on February 20, 2026 and March 2, 2026, respectively, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Abbvie and Apogee have based these forward-looking statements on their current expectations and projections about future events. Although the parties believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, Abbvie and Apogee undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated June 22, 2026, jointly issued by AbbVie Inc. and Apogee Therapeutics, Inc.
99.2	Investor Presentation
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date:	June 22, 2026	By:	/s/ Scott T. Reents
Scott T. Reents
Executive Vice President, Chief Financial Officer